Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of the date set forth on the Company signature page hereto, among BIO-key International, Inc., a Delaware corporation (the “Company”), and each signatory hereto (each, a “Purchaser” and collectively, the “Purchasers”).

R E C I T A L S

WHEREAS, the Company and the Purchasers are parties to a Securities Purchase Agreement (the “SPA”) and/or a Convertible Preferred Stock Purchase Agreement (the “CPSPA”, and together with the SPA, collectively, the “Purchase Agreements”), each dated on or about October __, 2015, as such may be amended and supplemented from time to time;

WHEREAS, the Purchase Agreements contemplate the Company and the Purchasers entering into an agreement pursuant to which the Company agrees to grant to the Purchasers certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”); and

WHEREAS, the Purchasers and the Company desire to provide for the rights of registration under the Securities Act as are provided herein upon the execution and delivery of this Agreement by such Purchasers and the Company.

NOW, THEREFORE, in consideration of the promises, covenants and conditions set forth herein, the parties hereto hereby agree as follows:

1.     Registration Rights.

 1.1       Definitions.  As used in this Agreement, the following terms shall have the meanings set forth below:

(a) “Commission” means the United States Securities and Exchange Commission.

(b) “Common Stock” means the Company’s common stock, par value $0.0001 per share.

(c) “Effectiveness Date” means the date that is one hundred and twenty (120) days after the Trigger Date.

(d) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(e)   “Offering” means the private placements being conducted by the Company pursuant to the Purchase Agreements.

(f)  “Purchaser” means any person owning Registrable Securities who becomes party to this Agreement by executing a counterpart signature page hereto, or other agreement in writing to be bound by the terms hereof, which is accepted by the Company.

(g) The terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

(h) “Registrable Securities” means the Shares and securities issued or issuable as (or any securities issued or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the Shares; provided, however, that Registrable Securities shall not include any securities of the Company that have previously been registered and remain subject to a currently effective registration statement or which have been sold to the public either pursuant to a registration statement or Rule 144, or which have been sold in a private transaction in which the transferor’s rights under this Section 1 are not assigned, or which may be sold immediately without registration under the Securities Act and without volume restrictions pursuant to Rule 144.

(i) “Rule 144” means Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

(j) “Rule 415” means Rule 415 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

(k)  “Shares” means (i) the shares of Common Stock issuable upon conversion of the Series A-1 Convertible Preferred Stock issued to the relevant Purchasers pursuant to the CPSPA, (ii) the shares of Common Stock issuable upon conversion of the Series B-1 Convertible Preferred Stock issued to the relevant Purchasers pursuant to the SPA and (iii) the shares of Common Stock issued to the relevant Purchaser pursuant to the SPA.

(l) “Trigger Date” means the initial closing of the Offering in accordance with the terms of the Purchase Agreements.

 1.2       Company Registration.

(a) The Company shall prepare and file with the Commission a registration statement covering the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415.  The registration statement shall be on Form S-1 or, if the Company is so eligible, on Form S-3 and shall contain (unless otherwise required pursuant to written comments received from the Commission upon a review of such registration statement or directed by all of the Purchasers) substantially the “Plan of Distribution” attached hereto as Annex A.  The Company shall cause the registration statement to become effective and remain effective as provided herein.  The Company shall use its reasonable best efforts to cause the registration statement to be declared effective under the Securities Act as soon as possible and, in any event, by the Effectiveness Date.  The Company shall use its reasonable best efforts to keep the registration statement continuously effective under the Securities Act until all Registrable Securities covered by such registration statement have been sold, or may be sold without the requirement to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, as determined by the counsel to the Company (the “Effectiveness Period”). Notwithstanding anything to the contrary set forth in this Section 1, in the event the Commission does not permit the Company to register all of the Registrable Securities in the initial registration statement referenced in this Section 1.2(a) because of the Commission’s application of Rule 415 (a “415 Notice”), the Company shall, within 5 days of receipt of the 415 Notice, register in the initial registration statement referenced in this Section 1.2(a) the maximum number of Registrable Securities as is permitted by the Commission. In the event the Commission does not permit the Company to register all of the Registrable Securities in the initial registration statement, the Company shall file subsequent registration statements to register the Registrable Securities that were not registered in the initial registration statement as promptly as practicable and in a manner permitted by the Commission. The Company shall prepare and file with the Commission such amendments (including, without limitation, post-effective amendments) and supplements to each registration statement and the prospectus used in connection with each such registration statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep each such registration statement effective at all times during the Effectiveness Period for such registration statement, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company required to be covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such registration statement.

(b) The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to this Section 1.2, including (without limitation) all registration, filing and qualification fees, printer’s fees, accounting fees and fees and disbursements of counsel for the Company, but excluding any brokerage or underwriting fees, discounts and commissions relating to Registrable Securities and fees and disbursements of counsel for the Purchasers.

 1.3     Obligations of the Company.  Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) Prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its commercially best efforts to cause such registration statement to become effective and to keep such registration statement effective during the Effectiveness Period;

(b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

(c) Furnish to the Purchasers such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them (provided that the Company would not be required to print such prospectuses if readily available to Purchasers from any electronic service, such as on the EDGAR filing database maintained at www.sec.gov);

(d) Use its reasonable efforts to register and qualify the securities covered by such registration statement under such other securities’ or blue sky laws of such jurisdictions as shall be reasonably requested by the Purchasers; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering (each Purchaser participating in such underwriting shall also enter into and perform its obligations under such an agreement);

(f) Promptly notify each Purchaser holding Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act, within two business days (i) of the effectiveness of such registration statement, or (ii) of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(g) Cause all such Registrable Securities registered pursuant hereto to be listed on each securities exchange or nationally recognized quotation system on which similar securities issued by the Company are then listed; and

(h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

 1.4    Furnish Information.  It shall be a condition precedent to the Company’s obligations to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Purchaser that such Purchaser shall furnish to the Company such information regarding such Purchaser, the Registrable Securities held by such Purchaser, and the intended method of disposition of such securities in the form attached to this Agreement as Annex B, or as otherwise reasonably required by the Company or the managing underwriters, if any, to effect the registration of such Purchaser’s Registrable Securities.

 1.5    Delay of Registration.  No Purchaser shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

 1.6    Indemnification.

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Purchaser, any underwriter (as defined in the Securities Act) for such Purchaser and each person, if any, who controls such Purchaser or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject under the Securities Act, the Exchange Act or other federal or state securities law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in a registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto (collectively, the “Filings”), (ii) the omission or alleged omission to state in the Filings a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay any legal or other expenses reasonably incurred by any person to be indemnified pursuant to this Section 1.6(a) in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 1.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Purchaser, underwriter or controlling person.

(b) To the extent permitted by law, each Purchaser will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, any underwriter, any other Purchaser selling securities in such registration statement and any controlling person of any such underwriter or other Purchaser, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject under the Securities Act, the Exchange Act or other federal or state securities law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Purchaser expressly for use in connection with such registration; and each such Purchaser will pay any legal or other expenses reasonably incurred by any person to be indemnified pursuant to this Section 1.6(b) in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 1.6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Purchaser (which consent shall not be unreasonably withheld); provided, however, in no event shall any indemnity under this subsection 1.6(b) exceed the net proceeds received by such Purchaser upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Promptly after receipt by an indemnified party under this Section 1.6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.6, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.6.

(d) If the indemnification provided for in Sections 1.6(a) and (b) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such loss, liability, claim or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  In no event shall any Purchaser be required to contribute an amount in excess of the net proceeds received by such Purchaser upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(e) The obligations of the Company and Purchasers under this Section 1.6 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

 1.7    Reports Under Securities Exchange Act.  With a view to making available the benefits of certain rules and regulations of the Commission, including Rule 144, that may at any time permit any Purchaser to sell securities of the Company to the public without registration or pursuant to a registration on Form S-1 or Form S-3, until the earlier of (i) two years from the date hereof or (ii) such time as the Registrable Securities may be sold without volume restriction pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1), the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144;

(b) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Purchasers to utilize Form S-1 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the registration statement is declared effective;

(c) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(d) furnish to any Purchaser forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-1 or Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Purchaser of any rule or regulation of the Commission that permits the selling of any such securities without registration or pursuant to such form.

 1.8    Transfer or Assignment of Registration Rights.  All or any portion of the rights under this Agreement shall be automatically assignable (but only with all related obligations) by each Purchaser to any transferee or assignee (as the case may be of all or a portion of such Purchaser’s Registrable Securities if: (i) such Purchaser agrees in writing with such transferee or assignee (as the case may be) to assign all or any portion of such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such transfer or assignment (as the case may be); (ii) the Company is, within a reasonable time after such transfer or assignment (as the case may be), furnished with written notice of (a) the name and address of such transferee or assignee (as the case may be), and (b) the securities with respect to which such registration rights are being transferred or assigned (as the case may be); (iii) immediately following such transfer or assignment (as the case may be) the further disposition of such securities by such transferee or assignee (as the case may be) is restricted under the Securities Act or applicable state securities laws if so required; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence such transferee or assignee (as the case may be) agrees in writing with the Company to be bound by all of the provisions contained herein; (v) such transfer or assignment (as the case may be) shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement; and (vi) such transfer or assignment (as the case may be) shall have been conducted in accordance with all applicable federal and state securities laws.

2.    Miscellaneous.

 2.1    Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey, without regard to the laws that might otherwise govern under applicable principles of conflicts of laws thereof, except to the extent that the General Corporation Law of the State of Delaware shall apply to the internal corporate governance of the Company.

 2.2    Arbitration. If any dispute arises out of or in connection with this Agreement (including a dispute regarding the existence, scope, validity or termination of this Agreement or the consequences of its nullity), it shall be referred to and finally resolved by arbitration in Hong Kong under the Hong Kong International Arbitration Rules Centre Administered Arbitration Rules in force when the Notice of Arbitration is submitted in accordance with these rules. The tribunal shall consist of three arbitrators, whereby the Licensors shall collectively nominate one arbitrator, and BIO-key shall appoint another arbitrator, and the third arbitrator, who shall be the Chairman of the tribunal, shall be appointed by the Hong Kong International Arbitration Centre Council. The language of the arbitration shall be English. The decision of the arbitrators shall be conclusively binding upon the Parties and final and such decision shall be enforceable as a judgment in any court of competent jurisdiction. The parties shall share equally the costs of the arbitration.

 2.3    Waivers and Amendments.  This Agreement may be terminated and any term of this Agreement may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and, as to the rights of any Purchaser, the consent of such Purchaser.

 2.4    Successors and Assigns.  Except as otherwise expressly provided herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

 2.5    Entire Agreement.  This Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subject matter hereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein.

 2.6    Notices.  All notices and other communications required or permitted under this Agreement shall be in writing and shall be delivered personally by hand or by overnight courier, mailed by United States first-class mail, postage prepaid, sent by facsimile or sent by electronic mail directed (a) if to an Purchaser, at such Purchaser’s address, facsimile number or electronic mail address set forth in the Company’s records, or at such other address, facsimile number or electronic mail address as such Purchaser may designate by ten (10) days’ advance written notice to the other parties hereto or (b) if to the Company, to its address, facsimile number or electronic mail address set forth on its signature page to this Agreement and directed to the attention of Mike DePasquale, Chief Executive Officer, or at such other address, facsimile number or electronic mail address as the Company may designate by ten (10) days’ advance written notice to the other parties hereto. All such notices and other communications shall be effective or deemed given upon delivery, on the date that is three (3) days following the date of mailing, upon confirmation of facsimile transfer or upon confirmation of electronic mail delivery.

 2.7    Interpretation.  The words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.”  The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

 2.8    Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement, and the balance of the Agreement shall be interpreted as if such provision were so excluded, and shall be enforceable in accordance with its terms.

 2.9    Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser hereunder are several and not joint with the obligations of any other Purchaser hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

 2.10    Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

 2.11    Telecopy Execution and Delivery.  A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.  At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, as of _________________, 2015.

BIO-KEY INTERNATIONAL, INC.

By: _____________________________ Name: ___________________________ Title: ____________________________

[COMPANY SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned Purchaser has executed this Agreement as of the date, month and year that such Purchaser became the owner of Registrable Securities.

"Purchaser"

By:
Name:
Title:
Address:

Telephone:
Facsimile:
Email:

[PURCHASER COUNTERPART SIGNATURE PAGE TO

REGISTRATION RIGHTS AGREEMENT]

Annex A

Plan of Distribution

Each selling stockholder of the common stock and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of common stock on the OTC Bulletin Board or any other stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. A selling stockholder may use any one or more of the following methods when selling shares:

●	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

●	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

●	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

●	an exchange distribution in accordance with the rules of the applicable exchange;

●	privately negotiated transactions;

●	settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

●	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

●	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

●	a combination of any such methods of sale; or

●	any other method permitted pursuant to applicable law.

The selling stockholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended, if available, rather than under this prospectus.

Broker-dealers engaged by the selling stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with FINRA Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with FINRA IM-2440.

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In connection with the sale of the common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of the common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The selling stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act of 1933, as amended, in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act of 1933, as amended. Each selling stockholder has informed us that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the common stock. In no event shall any broker-dealer receive fees, commissions and markups which, in the aggregate, would exceed eight percent (8%).

We are required to pay certain fees and expenses incurred by us incident to the registration of the shares. We have agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act of 1933, as amended.

Because selling stockholders may be deemed to be “underwriters” within the meaning of the Securities Act of 1933, as amended, they will be subject to the prospectus delivery requirements of the Securities Act of 1933, as amended, including Rule 172 thereunder. In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act of 1933, as amended may be sold under Rule 144 rather than under this prospectus. There is no underwriter or coordinating broker acting in connection with the proposed sale of the resale shares by the selling stockholders.

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We agreed to keep this prospectus effective until the earlier of (i) the date on which the shares may be resold by the selling stockholders without registration and without the requirement to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144 or (ii) all of the shares have been sold pursuant to this prospectus or Rule 144 under the Securities Act or any other rule of similar effect. The resale shares will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Securities Exchange Act of 1934, as amended, any person engaged in the distribution of the resale shares may not simultaneously engage in market making activities with respect to the common stock for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution. In addition, the selling stockholders will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of shares of the common stock by the selling stockholders or any other person. We will make copies of this prospectus available to the selling stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act of 1933, as amended).

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Annex B

BIO-KEY INTERNATIONAL, INC.

Selling Securityholder Notice and Questionnaire

The undersigned beneficial owner of common stock (the “Registrable Securities”) of BIO-key International, Inc., a Delaware corporation (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) to which this document is annexed. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below.  All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus.  Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

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Please answer every question.

If the answer to any question is "none" or "not applicable," please so state.

1.	Name. _________________________________________________________________

2.	Contact Information.

Address:	______________________________________________________

Phone:	________________________________

Facsimile:	________________________________

3.            Relationship with the Company. Describe the nature of any position, office or other material relationship the selling security holder has had with the Company (if any) during the past three years.

____________________________________________________________________________

____________________________________________________________________________

____________________________________________________________________________

____________________________________________________________________________

4.            Organizational Structure. Please indicate or (if applicable) describe how the selling security holder is organized.

Is the selling security holder a natural person?	___ Yes	___ No

(If so, please mark the box and skip to Question 5.)

Is the selling security holder a reporting company under the Securities Exchange Act of 1934, as amended (the "Exchange Act")?	___ Yes	___ No

(If so, please mark the box and skip to Question 5.)

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Is the selling security holder a majority-owned subsidiary of a reporting company under the Exchange Act?	___Yes	___ No

(If so, please mark the box and skip to Question 5.)

Is the selling security holder a registered investment company under the Investment Company Act of 1940?	___ Yes	___ No

(If so, please mark the box and skip to Question 5.)

If the answer to all of the foregoing questions is “no,” please describe: (i) the exact legal description of the selling security holder (e.g., corporation, partnership, limited liability company, etc.); (ii) whether the legal entity so described is managed by another entity and the exact legal description of such entity (repeat this step until the last entity described is managed by a person or persons, each of whom is described in any one of (a) through (d) above); (iii) the names of each person or persons having voting and investment control over the Company's securities that the entity owns (e.g., director(s), general partner(s), managing member(s), etc.).

(a)       Legal Description of Entity:

______________________________________________________________________

(b)      Name of Entities)/(y) Managing Such Entity (if any):

______________________________________________________________________

______________________________________________________________________

(c)      Name of Entities)/(y) Managing such Entities)/(y) (if any):

______________________________________________________________________

______________________________________________________________________

(d)      Name(s) of Natural Person(s) Having Voting or Investment Control Over the Shares Held by such Entities)/(y):

____________________________________________________________

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5.            Ownership of the Company’s Securities. This question covers beneficial ownership of the Company's securities. State (a) the number of shares of the Company's common stock (including any shares issuable upon exercise of warrants or other convertible securities) that the selling security holder beneficially owned as of the date this Questionnaire is signed and (b) the number of such shares of the Company's common stock that the selling security holder wishes to have registered for resale in the Registration Statement:

(a)      Number of shares of common stock and other equity securities owned:

_______________

(b)      Number of shares of common stock and other equity securities owned to be registered for resale in the Registration Statement:

_______________

6.            Broker-Dealer Status.

(a) Is the selling security holder a broker-dealer?	___ Yes	___ No

(b) If the answer to Section 6(a) is "yes," did the selling security holder receive the Registrable Securities as compensation for investment banking services to the Company?	___ Yes	___ No
Note: If the answer to 6(b) is "no," SEC guidance has indicated that the selling security holder should be identified as an underwriter in the Registration Statement.

(c) Is the selling security holder an affiliate of a broker-dealer?	___ Yes	___ No

(d) If the selling security holder is an affiliate of a broker-dealer, does the selling security holder certify that it purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, the selling security holder had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Note: If the answer to 6(d) is "no," SEC guidance has indicated that the selling security holder should be identified as an underwriter in the Registration Statement.

	___ Yes	___ No

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7.             Plan of Distribution. The undersigned has reviewed the proposed "Plan of Distribution" section in the Registration Statement and agrees that the statements contained therein reflect its intended method(s) of distribution or, to the extent these statements are inaccurate or incomplete, the undersigned has communicated in writing to the Company any changes to the proposed "Plan of Distribution" that are required to make these statements accurate and complete.

___ (Please insert an "X" to the left if you have made any changes)

8.             Reliance on Responses. The undersigned acknowledges and agrees that the Company and its legal counsel shall be entitled to rely on its responses in this Questionnaire in all matters pertaining to the Registration Statement and the sale of any Registrable Securities pursuant to the Registration Statement.

The undersigned hereby acknowledges and is advised of the SEC's Compliance and Disclosure Interpretation 239.10 regarding short selling:

An Issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling shareholders wanted to do a short sale of common stock "against the box" and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement become effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.

By returning this Questionnaire, the undersigned will be deemed to be aware of the foregoing interpretation.

If the Company is required to file a new or additional registration statement to register Registrable Securities beneficially owned by the selling security holder, the undersigned hereby agrees to complete and return to the Company, upon the request of the Company, a new Questionnaire (in a form substantially similar to this Questionnaire).

If the selling security holder transfers all or any portion of its Registrable Securities after the date on which the information in this Questionnaire is provided to the Company, the undersigned hereby agrees to notify the transferee(s) at the time of transfer of its rights and obligations hereunder.

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By signing below, the undersigned represents that the information provided herein is accurate and complete. The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF, the undersigned has executed this Selling Securityholder Notice and Questionnaire as of the date set forth below.

SELLING SECURITYHOLDER

By:______________________________
Name: ___________________________
Title: ____________________________

Date: _________________

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